                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 12, 2002

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         1-13041                     34-1788678
(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)
                        ---------------------------------

                            832 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)

Item 5.     Other Events

            On February 12, 2002, Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            Item 7(c). Exhibits.

            99.1   Press release issued by Waterlink, Inc. on February 12, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WATERLINK, INC.


Dated:   February 13, 2002                 By:      /s/ Donald A. Weidig
                                                    --------------------
                                                    Donald A. Weidig
                                                    Chief Financial Officer




























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